UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2015

WisdomTree Investments, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-10932

Delaware	13-3487784
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

245 Park Avenue

35th Floor

New York, NY 10167

(Address of principal executive offices, including zip code)

(212) 801-2080

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On October 30, 2015, WisdomTree Investments, Inc. (the “Company”) issued a press release announcing its financial results for the three and nine months ended September 30, 2015. A copy of the press release containing this information is being furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended.

Item 8.01.	Other Events

Dividends

On October 28, 2015, the Company’s Board of Directors declared a quarterly cash dividend of $0.08 per share of common stock and a special cash dividend of $0.25 per share of common stock. Both the quarterly cash dividend and the special cash dividend are payable on November 25, 2015 to stockholders of record as of the close of business on November 11, 2015.

A copy of the press release issued in connection with the quarterly and special dividends is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Stock Ownership Guidelines

On October 28, 2015, the Company’s Board of Directors adopted stock ownership guidelines. These guidelines are applicable to the Company’s Section 16 executive officers (as such term is defined pursuant to Section 16 of the Securities Exchange Act of 1934, as amended), the non-employee independent directors and other employed directors of the Board. Pursuant to these guidelines, each of the Company’s executive officers and directors will be expected to maintain an ownership position in the Company’s common stock as set forth below.

Minimum Stock Ownership Requirement

On an annual measurement date (“Measurement Date”), the dollar value of the Base Amount set forth below will be converted into the number of shares required to be held to meet the guideline until the next annual Measurement Date.

Position	Base Amount
President and Chief Executive Officer	6X Base Salary
All other Executive Officers	3X Base Salary
Other Employed Directors	3X Base Salary
Non-Employee Directors	5X Base Retainer

Ownership Defined

The following stock counts toward satisfaction of the guidelines:

•	Common stock owned (i) directly by the executive officer or director, (ii) jointly by the executive officer or director and (iii) indirectly by a trust, partnership, limited liability company or other entity for the benefit of the executive officer or director; and

•	50% of unvested restricted stock awards issued under the Company’s equity incentive plans.

Stock options (both vested and unvested) do not count toward satisfaction of the guidelines.

Compliance

If an executive officer or director does not meet the guidelines on the Measurement Date, he or she will not be permitted to sell or otherwise dispose of the Company’s common stock (except for 50% of restricted stock awards as they vest to cover taxes) until the next annual Measurement Date, and then only to the extent that his or her remaining holdings do not fall below the applicable requirement. The Company’s compensation committee has the authority to grant waivers on a case-by-case basis.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit 99.1	Press Release, dated October 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WisdomTree Investments, Inc.

Date: October 30, 2015	By:	/s/ Amit Muni
Amit Muni
Chief Financial Officer

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